                                                                   EXHIBIT 10.62

                          MATTEL, INC.

                         GRANT AGREEMENT
                FOR A NON-QUALIFIED STOCK OPTION

                  MATTEL 1990 STOCK OPTION PLAN


    This is an Agreement (the "Agreement") between MATTEL, INC. (the "Company") and __________________ ( the "Option Holder") as indicated in the Notice of Grant of Stock Options (the "Notice") attached hereto as the cover page of this Agreement.

RECITALS
------------

    The Company has adopted the Mattel 1990 Stock Option Plan (the "Plan") for the granting to selected employees of options to purchase shares of the Common Stock of the Company. In accordance with the terms of the Plan, the Compensation/Options Committee of the Board of Directors (the "Committee"), has approved the execution of this Agreement between the Company and the Option Holder. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Plan.

AGREEMENT
-----------

1. The Company grants to the Option Holder the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate number of shares, as set forth in the Notice, of the Common Stock exercisable from time-to-time in accordance with the provisions of this Agreement during a period expiring ten years from the date of the Notice (the "Expiration Date"). This option is designated a Non-Qualified Stock Option as that term is used in the Plan.

2. The Option Holder may purchase the following percentages of the shares of Common Stock subject to this option at the times set forth below:

                                       PERCENT  OF SHARES  SUBJECT
COMMENCING ON THE DATE                   TO THIS AGREEMENT THAT
  OF THIS AGREEMENT                         MAY BE PURCHASED
--------------------------             ---------------------------
BEFORE MARCH 15, 1995                              0%
ON AND AFTER MARCH 15, 1995                       50%
ON AND AFTER MARCH 15, 1996
 AND UNTIL THE EXPIRATION DATE                   100%

     The number of shares that may be purchased upon exercise of this option shall in each case be calculated to the nearest full share. Notwithstanding the foregoing, the vesting and exercisability of this option are subject to the vesting and exercisability provisions of Section 5, Paragraph (d), Subparagraph (i), Clause (II) of the Amended and Restated Employment Agreement between Mattel and Grantee, dated as of November ___, 1993 (the "Employment Agreement"); provided, however, that this option shall become immediately exercisable pursuant to such vesting and exercisability provisions regardless of whether this option shall have been outstanding for more than six months.

3. This option may be exercised during the lifetime of the Option Holder only by him, or by his transferees by will or the laws of descent or distribution to the extent permitted by Paragraph 6, and not otherwise, regardless of any community property interest therein of the spouse of the Option Holder, or such spouse's successors in interest.

4. Each exercise of this option shall be by means of a written notice of exercise delivered to the office of the Secretary of the Company, specifying the number of shares to be purchased, accompanied by payment in cash, by certified or cashier's check payable to the Company, or by tendering Common Stock (including, at the discretion of the Option Holder, shares of Common Stock withheld by the Company upon the exercise of this option) valued at the Fair Market Value of such Common Stock, of the full purchase price of the shares to be purchased. In addition to payment of the full purchase price, the Option Holder, upon exercise, shall pay, or make provisions satisfactory to the Company or its subsidiary for payment or reimbursement of, any federal, state and local taxes required by be withheld.

5. The option granted hereby and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void if the Option Holder ceases for any reason other than death to be an employee of the Company or one of its subsidiaries, subject to Section 5, Paragraph (d), Subparagraph (i), Clause (II), of the Employment Agreement; provided, however, that if the Option Holder's employment terminates other than for Cause (as defined in the Employment Agreement) and on the Date of Termination the Option Holder has at least five years of continuous service with the Company, the option shall remain exercisable to the extent exercisable on such Date of Termination for a period of five years following such Date of Termination, but in no event may the option be exercised after the Expiration Date.

6. If an Option Holder dies while in the employ of the Company, the person or persons to whom the Option Holder's rights under the option shall pass by will or by the laws of descent and distribution may, with the consent of the Committee, exercise the option granted hereby for the period of time determined by the Committee not to exceed one year after the date of death (but in no event later than the Expiration Date), to the extent exercisable on the date of death; provided, however, that if the Option Holder has at least five years of continuous service with the Company on the date of death, the option shall remain exercisable to the extent exercisable on the date of death for a period of five years following such date of death, but in no event may the option be exercised after the Expiration Date.

7. No shares issuable upon the exercise of this option shall be issued and delivered unless and until all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of any national securities exchange on which shares of the same class are then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been complied with.

8. Except as otherwise provided herein, this option and the rights and privileges granted not be hereby shall transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privileges granted hereby contrary to the provisions hereof, this option and said rights and privileges shall immediately become null and void.

9. In the event of any change in the Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee may adjust proportionally the number of shares and the stock price of the Common Stock subject to this Agreement. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, the Committee may make such adjustments as it may deem equitable including adjustments to avoid fractional shares in order to give prior effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization the or liquidation, Committee may substitute new options for previously issued options or provide for the assumption of this Agreement.

10. Nothing herein shall confer upon the Option Holder any right to continue in the employ of the Company or shall interfere in any way with the rights of the Company (subject to the terms of the Employment Agreement to the contrary) at any time to terminate such employment.

11. Neither the Option Holder nor any other person legally entitled to exercise this option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of this option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.

12. The option hereby granted is subject to, and the Company and Option Holder agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time-to-time in accordance with the terms thereof, but no such amendment shall adversely affect the Option Holder's rights under this Agreement.

13. This option has been granted, executed and delivered with effect from the date of Notice, at El Segundo, California, and interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.